POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE EUDORA FUNDS, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE  as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-183018, 811-22729) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 24th day of September, 2012.

THE EUDORA FUNDS

Attest:

By:__/s/_____________

By:______/s/_________________

      David Kuhr, Secretary

David Cohen, President

STATE OF NEW YORK

)

)

ss:

COUNTY OF New York

)

Before me, a Notary Public, in and for said county and state, personally appeared David Cohen, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th day of September, 2012.

/s/Ruvin Levavi, Notary Public State of New York; Kings County Reg: 02:LE6247856

Notary Public

   My commission expires: 9/6/2015_____

CERTIFICATE

The undersigned, Secretary of THE EUDORA FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 24, 2012, and is in full force and effect:

WHEREAS, THE EUDORA FUNDS, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-183018, 811-22729) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  September 28, 2012

_________/s/____________

David Kuhr, Secretary

THE EUDORA FUNDS

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE EUDORA FUNDS, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the President, Treasurer and Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos.333- 183018, 811-22729) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of September, 2012.

________/s/_______

David Cohen

President, Treasurer and Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF New York

)

Before me, a Notary Public, in and for said county and state, personally appeared David Cohen, known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16th day of October, 2012.

__/s/ Dmitry Rubalsky

___

[SEAL]

Notary Public

 DMITRY RUBALSKY

NOTARY PUBLIC, State of New York

No. 01RU5011281

                                                          My commission expires:  04-19-2015__

Qualified in Kings County

Commission Expires 4/19/2015

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE EUDORA FUNDS, a business trust organized under the laws of the State of Ohio  (herein after referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333- 183018, 811-22729) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of October, 2012.

__/s/

Ruvin Levavi

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF New York

)

Before me, a Notary Public, in and for said county and state, personally appeared Ruvin Levavi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 16th day of October, 2012.

__/s/Shirley Jules_________

[SEAL]

Notary Public

SHIRLEY JULES

Notary Public, State of New York

   My commission expires: 4/22/14

No. 01JU6070416

Qualified in Kings County

Commission Expires 4/22/2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE EUDORA FUNDS, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, AND MICHAEL V. WIBLE  as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333- 183018, 811-22729) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of October, 2012.

____/s/___________

Jeffrey Meyers

Trustee

STATE OF NEW YORK

)

)

ss:

COUNTY OF New York

)

Before me, a Notary Public, in and for said county and state, personally appeared Jeffrey Meyers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of October, 2012.

/s/Mei Ying Siu_____________

[SEAL]

Notary Public

MEI YING SIU

Notary Public, State of New York

My commission expires: 10/13/13

No. 01SI6211049

Qualified in New York County

Commission Expires October 13, 2013